UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Logan Circle Partners Core Plus Fund

Annual Report	October 31, 2017

Investment Adviser: Logan Circle Partners L.P.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2017

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-252-4993; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017 (Unaudited)

SHAREHOLDERS’ LETTER

Investment Objective

The investment objective of the Logan Circle Partners Core Plus Fund (the “Fund”) is to seek to maximize capital appreciation and income.

Performance Summary

The Fund experienced a return of 2.43% and 2.13% for the I Shares and R Shares, respectively, while the Bloomberg Barclays US Aggregate Bond Index returned 0.90% in the twelve months ended October 31, 2017.

Review

Rates exposure had a neutral impact on performance. Ten year U.S. Treasury rates rose sharply towards the end of 2016, however over the course of the last ten months, have been somewhat range bound. They started at 1.83%, falling to a low of 1.78%, rising to a high of 2.63%, and finishing the period (10/31/17) at 2.38%. We also saw the two-year and 10-year U.S. Treasury securities (“2s/10s”) curve flatten from a high of 135 to 78 as global growth was more uncertain. The Fund had a slight short to neutral duration position throughout the year with a modest curve flattening bias.

Agency mortgage exposure had a negative impact on performance. Range bound rates and muted volatility contributed to the strong demand seen from banks, Real Estate Investment Trusts (“REITs”) and money managers. Specified mortgages outperformed their duration hedges. We maintained a modest underweight to the mortgage basis which made it difficult to keep up with the strong rally. 30 year 3s, 3.5s and 4s coupons outperformed while option-adjusted and zero volatility option-adjusted spreads both rallied.

Non-Agency Mortgages had a positive impact on performance. Non-Agency Mortgages remained well supported due to the sector’s favorable technicals and continued strong housing fundamentals.

Commercial Mortgage–Backed Securities (“CMBS”) had a positive impact on performance due to an overweight in longer duration AAA and A rated securities and from the shorter duration out-of-index positions (floaters and legacy AM/ AJ/Mezzanine bonds) which all outperformed. Asset-Backed Securities (“ABS”) exposure had a positive impact on performance from a security selection standpoint. Spreads rallied across all of ABS with the off-the-run sectors rallying most and credit curves flattening as investors reach for yield in a low volatility environment.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017 (Unaudited)

Security selection drove outperformance from our Investment-Grade (“IG) Corporate holdings. Communications subsector holdings were a driver of the Industrials excess return. Also within Industrials, Consumer Cyclical contributed positively to performance. Detracting from performance in the Consumer Non-Cyclical subsector were holdings Pharmaceuticals. Tough operating trends, generic competition and high leverage continue to plague the sector. Lastly for Industrials, Energy was a positive contributor to quarterly excess return. Subordinated Financials continued their trend of positive contribution to returns, largely owing to excess spread versus senior bonds and decreased supply at legacy levels of bank capital structures, both domestic and abroad. Finally, positions in taxable Municipal bonds were positive contributors to excess return.

High Yield (“HY”) holdings were a meaningfully positive contributor to returns. Holdings in the Basic Industry and Consumer subsectors were the main drivers of HY performance.

Outlook

Fundamentals, both macroeconomic and corporate, not only remain supportive of risk assets, but are also continuing to improve. Corporate earnings are on track to set the best year of growth since 2011, GDP growth remains remarkably stable and unemployment continues to sink towards 4%. Against this backdrop, we have trouble identifying a catalyst in the near term to drastically alter the current market environment of gradually increasing risk assets with low volatility. Technicals are also supportive, in the form of both domestic and foreign demand and an intermediate term decline in new issue corporate supply. The main internal headwind to risk assets is valuations, which reside at or above post-crisis highs. In our view, the primary risks to the market are external in the form of uncertainty around the market response to central bank balance sheet reduction and tightening, increased expected U.S. Treasury supply, the debt ceiling, fiscal policy and geopolitical concerns. None of these items are new however, and if history is any indicator, the market should handle these events without significant effect on trading levels.

We intend to maintain our slightly short duration positioning that we’ve held for the past few quarters. As we look ahead to funding the 2018 deficit, increased supply from Federal Reserve balance sheet reduction as well as required funding for hurricane relief efforts, it appears to us that there will be a surge in supply for the market to digest. Additionally, there could be inflationary pressures as a result of potential tax reduction. With 3.6% GDP growth and 4.5% unemployment, we are questioning both the need for and the impact of a large, deficit financed fiscal program. Combined with relatively strong earnings environment, we’d prefer to have the dry powder to add duration in the event of a “taper tantrum” like

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017 (Unaudited)

event. With respect to risk assets in core based portfolios, we have been and will continue to manage client mandates with a “recycle” mindset. We will be active in portfolios, identifying specific idiosyncratic situations, but not dramatically change the overall level of risk.

Within IG Corporates, as has been our strategy in the last several quarters, our efforts are increasingly focused on finding idiosyncratic ideas. This includes specific securities within capital structures that could potentially outperform. A source of alpha (return on an investment) that we have had success with is identifying securities that are candidates for liability management, usually in the form of above market tenders. These can simply be legacy high coupon debt or more complicated situations in bank hybrid capital and regulatory changes. Another example is hybrid securities issued by non-financial issuers. As always, we will be involved in the primary market; however, we expect a much slower calendar in the 4th quarter as what was printed in the first 3 quarters of the year.

Coming off of a strong rally in the third quarter, Agency Mortgage valuations appear full. Valuations appear to reflect the anticipated continuation of flows from banks, REITs and money managers as well as sustained low interest rate volatility. Neither mortgage valuations nor interest rate volatility are priced for any of the potential catalysts we see for increasing interest rate volatility. Non-Agency mortgages should remain well supported however finding value in legacy paper will remain difficult. CMBS spreads are tight and the credit curve is at multi-year tights, reflecting optimism in the sector and the economy. In contrast to this strength, the BBB- tranche of older CMBX indices (2012/2013) sit near their one-year wides due to outsized mall exposure. Retail exposure in CMBS deals remains a front-and-center risk topic and much of the upcoming new issuance has markedly lower exposure to this property type. The devastation reaped by Hurricanes Harvey and Irma as it relates to CMBS appears to be manageable, though it may be a few more months before we can say this with certainty. The relatively liquid, high quality, short nature of Asset-Backed securities should aid demand for the sector heading into year-end. While the sector is not immune from a broader market sell-off, solid credit fundamentals and strong deal structures should make ABS an attractive sector for the investor base.

The views presented above are the investment adviser’s and are subject to change over time. There can be no assurance that the views expressed above will prove accurate and should not be relied upon as a reliable indicator of future events. This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017 (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The performance benchmark for the Logan Circle Partners Core Plus Fund is the Bloomberg Barclays US Aggregate Bond Index, which is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

Definition of Comparative Index

Bloomberg Barclays US Aggregate Bond Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017 (Unaudited)

Comparison of Change in the Value of a $5,000,000 Investment in the Logan Circle Core Plus Fund, I Shares versus the Bloomberg Barclays US Aggregate Bond Index

	TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2017
	One Year Return	Annualized Inception to Date*
I Class Shares	2.43%	2.66%
R Class Shares**	2.13%	2.62%
Bloomberg Barclays US Aggregate Bond Index	0.90%	2.25%

*	The Logan Circle Partners Core Plus Fund, I Class and R Class Shares, commenced operations on December 31, 2014.

**	As R Class Shares only held seed money, Class R Shares did not incur distribution fees due to low net assets. If these fees were incurred the performance disclosed would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 35.0%

	Face Amount	Value

CONSUMER DISCRETIONARY — 5.6%
Amazon.com
4.250%, 08/22/57 (A)	$35,000	$36,759
4.050%, 08/22/47 (A)	10,000	10,260
Charter Communications Operating
4.908%, 07/23/25	70,000	74,467
4.200%, 03/15/28 (A)	25,000	24,744
Cox Communications
3.500%, 08/15/27 (A)	40,000	39,556
Darden Restaurants
6.800%, 10/15/37	20,000	26,203
Discovery Communications
6.350%, 06/01/40	30,000	35,018
5.625%, 08/15/19	19,000	20,148
3.950%, 03/20/28	15,000	14,877
2.950%, 03/20/23	30,000	29,863
General Motors
4.875%, 10/02/23	55,000	59,969
4.200%, 10/01/27	30,000	30,530
Harley-Davidson Financial Services MTN
2.550%, 06/09/22 (A)	20,000	19,824
Hasbro
3.500%, 09/15/27	25,000	24,744

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Kohl’s
5.550%, 07/17/45	$35,000	$33,929
Land O’ Lakes
7.250%, 12/29/49 (A)	65,000	70,200
6.000%, 11/15/22 (A)	35,000	39,331
Newell Brands
5.000%, 11/15/23	40,000	42,604
NVR
3.950%, 09/15/22	25,000	26,261
QVC
4.375%, 03/15/23	5,000	5,209
Sky
6.100%, 02/15/18 (A)	35,000	35,426
Time Warner
4.750%, 03/29/21	30,000	32,159

		732,081

CONSUMER STAPLES — 2.3%
Altria Group
10.200%, 02/06/39	20,000	34,593
9.250%, 08/06/19	28,000	31,503
Kraft Heinz Foods
4.875%, 02/15/25 (A)	55,000	58,825
Kroger
3.700%, 08/01/27	15,000	14,909
Reynolds American
8.125%, 05/01/40	15,000	22,298
6.875%, 05/01/20	30,000	33,331
4.450%, 06/12/25	80,000	86,110
Whole Foods Market
5.200%, 12/03/25	20,000	22,968

		304,537

ENERGY — 5.1%
Anadarko Petroleum
6.450%, 09/15/36	36,000	43,712
Apache
6.900%, 09/15/18	10,000	10,426
Canadian Oil Sands
7.750%, 05/15/19 (A)	20,000	21,547
4.500%, 04/01/22 (A)	30,000	31,021

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
Cenovus Energy
6.750%, 11/15/39	$10,000	$11,868
4.250%, 04/15/27 (A)	55,000	55,188
Concho Resources
4.875%, 10/01/47	10,000	10,639
3.750%, 10/01/27	10,000	10,109
DCP Midstream Operating
2.500%, 12/01/17	5,000	5,000
Devon Financing
7.875%, 09/30/31	45,000	59,180
Ecopetrol
5.875%, 05/28/45	10,000	9,925
Energy Transfer Equity
4.250%, 03/15/23	20,000	20,350
Energy Transfer Partners
6.050%, 06/01/41	25,000	27,220
EnLink Midstream Partners
6.000%, VAR ICE LIBOR USD 3 Month+4.110%, 12/15/22	25,000	25,193
4.150%, 06/01/25	30,000	30,443
Enterprise Products Operating
7.034%, VAR ICE LIBOR USD 3 Month+2.680%, 01/15/68	15,000	15,000
NGPL PipeCo
4.375%, 08/15/22 (A)	20,000	20,575
Petroleos Mexicanos
5.625%, 01/23/46	60,000	54,399
5.375%, 03/13/22 (A)	20,000	21,258
Rockies Express Pipeline
6.850%, 07/15/18 (A)	20,000	20,550
Sunoco Logistics Partners Operations
5.400%, 10/01/47	35,000	35,510
Tennessee Gas Pipeline
8.375%, 06/15/32	25,000	32,641
Williams Partners
5.800%, 11/15/43	20,000	23,244
4.300%, 03/04/24	10,000	10,590
3.750%, 06/15/27	20,000	20,066
3.600%, 03/15/22	30,000	31,026

		656,680

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — 10.2%
American Express
3.000%, 10/30/24	$25,000	$24,960
2.200%, 10/30/20	15,000	14,958
Apollo Management Holdings
4.400%, 05/27/26 (A)	30,000	31,325
Assurant
2.500%, 03/ 15/18	30,000	30,103
Athene Global Funding
2.750%, 04/20/20 (A)	30,000	30,198
Bank of America MTN
3.824%, VAR ICE LIBOR USD 3 Month+1.575%, 01/20/28	45,000	46,334
Bank of Montreal MTN
2.100%, 12/12/19	25,000	25,068
1.900%, 08/27/21	35,000	34,404
Bank of Nova Scotia
2.450%, 09/19/22	40,000	39,832
BankAmerica Capital III
1.929%, VAR ICE LIBOR USD 3 Month+0.570%, 01/15/27	20,000	18,975
Brighthouse Financial
3.700%, 06/22/27 (A)	45,000	44,273
Carlyle Holdings II Finance
5.625%, 03/30/43 (A)	10,000	11,354
Citigroup
4.450%, 09/29/27	50,000	52,763
Citigroup Capital III
7.625%, 12/01/36	20,000	26,096
Corp. Andina de Fomento
2.750%, 01/06/23	50,000	49,887
Credit Suisse Group
6.250%, VAR USD Swap Semi 30/360 5 Year Curr+3.455%, 12/31/49 (A)	40,000	43,750
2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/23 (A)	20,000	19,949
Farmers Exchange Capital III
5.454%, VAR ICE LIBOR USD 3 Month+3.454%, 10/15/54 (A)	35,000	37,544
Ford Motor Credit
2.551%, 10/05/18	25,000	25,151
Goldman Sachs Capital I
6.345%, 02/15/34	50,000	62,492
Goldman Sachs Group
3.272%, VAR ICE LIBOR USD 3 Month+1.201%, 09/29/25	30,000	29,896

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Goldman Sachs Group MTN
3.128%, VAR ICE LIBOR USD 3 Month+1.750%, 10/28/27	$40,000	$42,184
HSBC Bank
7.650%, 05/01/25	25,000	30,937
1.750%, VAR ICE LIBOR USD 6 Month+0.250%, 06/29/49	50,000	43,006
HSBC Bank USA, NY
5.875%, 11/01/34	20,000	24,952
ING Bank
5.800%, 09/25/23 (A)	30,000	34,175
KeyCorp MTN
2.300%, 12/13/18	35,000	35,151
KKR Group Finance III
5.125%, 06/01/44 (A)	35,000	38,254
Mercury General
4.400%, 03/15/27	20,000	20,556
Morgan Stanley MTN
3.750%, 02/25/23	30,000	31,371
3.591%, VAR ICE LIBOR USD 3 Month+1.340%, 07/22/28	60,000	60,397
2.765%, VAR ICE LIBOR USD 3 Month+1.400%, 10/24/23	30,000	30,843
Mutual of Omaha Insurance
4.297%, VAR ICE LIBOR USD 3 Month+2.640%, 07/15/54 (A)	35,000	35,564
Pacific Life Insurance
4.300%, VAR ICE LIBOR USD 3 Month+2.796%, 10/24/67 (A)	15,000	14,922
Royal Bank of Canada MTN
2.125%, 03/02/20	20,000	20,046
Santander UK Group Holdings
3.823%, VAR ICE LIBOR USD 3 Month+1.400%, 11/03/28	30,000	30,200
Toronto-Dominion Bank MTN
2.125%, 04/07/21	40,000	39,817
USF&G Capital III
8.312%, 07/01/46 (A)	15,000	22,180
Validus Holdings
8.875%, 01/26/40	15,000	22,080
Wells Fargo
3.069%, 01/24/23	55,000	55,736

		1,331,683

HEALTH CARE — 3.8%
AbbVie
2.500%, 05/14/20	25,000	25,203

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued
Anthem
3.125%, 05/15/22	$40,000	$40,748
AstraZeneca
2.375%, 06/12/22	50,000	49,626
2.375%, 11/16/20	25,000	25,115
Becton Dickinson
2.894%, 06/06/22	40,000	40,089
Cigna
3.050%, 10/15/27	25,000	24,375
Gilead Sciences
2.550%, 09/01/20	60,000	60,832
HCA
5.500%, 06/15/47	35,000	35,613
Mylan
5.250%, 06/15/46	15,000	15,747
3.950%, 06/15/26	60,000	59,929
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	45,000	44,820
Teva Pharmaceutical Finance Netherlands III
3.150%, 10/01/26	10,000	8,846
2.800%, 07/21/23	15,000	13,801
UnitedHealth Group
2.950%, 10/15/27	20,000	19,789
1.950%, 10/15/20	25,000	24,945

		489,478

INDUSTRIALS — 0.5%
American Airlines Pass-Through Trust, Ser 2014-1, Cl B
4.375%, 10/01/22	25,824	26,552
Caterpillar Financial Services MTN
1.350%, 05/18/19	25,000	24,806
General Electric
5.250%, 12/06/17	20,000	20,072

		71,430

INFORMATION TECHNOLOGY — 1.8%
Apple
2.850%, 05/11/24	40,000	40,413
Dell International
8.350%, 07/15/46 (A)	55,000	71,273

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued
Harris
1.999%, 04/27/18	$25,000	$25,028
Hewlett Packard Enterprise
6.200%, 10/15/35	30,000	32,430
2.850%, 10/05/18	40,000	40,338
QUALCOMM
2.600%, 01/30/23	20,000	19,942

		229,424

MATERIALS — 2.7%
Albemarle
5.450%, 12/01/44	10,000	11,710
Barrick North America Finance
4.400%, 05/30/21	30,000	32,108
Blue Cube Spinco
10.000%, 10/15/25	55,000	66,962
CF Industries
5.375%, 03/15/44	75,000	72,000
Freeport-McMoRan
5.450%, 03/15/43	100,000	94,000
Georgia-Pacific
8.875%, 05/15/31	25,000	38,515
Westlake Chemical
4.875%, 05/15/23	15,000	15,506
WestRock MWV
7.375%, 09/01/19	20,000	21,754

		352,555

REAL ESTATE — 0.3%
American Tower Trust
3.070%, 03/15/23 (A)	20,000	20,285
Select Income
4.250%, 05/15/24	15,000	15,195

		35,480

TELECOMMUNICATION SERVICES — 1.9%
AT&T
4.900%, 08/14/37	50,000	49,894
4.550%, 03/09/49	10,000	9,056
BellSouth
6.000%, 11/15/34	20,000	22,279

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

TELECOMMUNICATION SERVICES — continued
Nokia
6.625%, 05/15/39	$35,000	$39,953
Verizon Communications
4.672%, 03/15/55	55,000	52,268
3.376%, 02/15/25 (A)	39,000	39,236
Vodafone Group
5.450%, 06/10/19	35,000	36,892

		249,578

UTILITIES — 0.8%
Exelon
2.850%, 06/15/20	45,000	45,784
Great Plains Energy
5.292%, 06/15/22 (B)	25,000	27,396
Public Service of Colorado
2.250%, 09/15/22	30,000	29,686

		102,866

TOTAL CORPORATE OBLIGATIONS (Cost $4,456,109)		4,555,792

MORTGAGE-BACKED SECURITIES — 33.5%

AGENCY MORTGAGE-BACKED OBLIGATIONS — 27.1%
FHLMC
5.500%, 06/01/41	10,538	11,786
4.000%, 08/01/44 to 02/01/46	133,232	141,179
3.500%, 08/01/30 to 09/01/47	150,315	155,491
FHLMC Multifamily Structured Pass-Through Certificates, Ser K053, Cl A2
2.995%, 12/25/25	15,000	15,337
FHLMC Multifamily Structured Pass-Through Certificates, Ser K066, Cl A2
3.117%, 06/25/27	40,000	40,871
FHLMC Multifamily Structured Pass-Through Certificates, Ser K702, Cl X1, IO
1.617%, 02/25/18 (C)	733,619	930

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FHLMC Multifamily Structured Pass-Through Certificates, Ser K706, Cl X1, IO
1.546%, 10/25/18 (C)	$1,987,555	$22,709

FHLMC Multifamily Structured Pass-Through Certificates, Ser KF12, Cl A
1.932%, VAR LIBOR USD 1 Month+0.700%, 09/25/22	11,096	11,120

FHLMC Multifamily Structured Pass-Through Certificates, Ser KIR1
2.849%, 03/25/26	60,000	60,053

FHLMC Multifamily Structured Pass-Through Certificates, Ser KJ14, Cl A1
2.197%, 11/25/23	29,815	29,608

FHLMC Multifamily Structured Pass-Through Certificates, Ser Q004, Cl A2H
2.664%, 01/25/21 (C)	34,894	35,358

FHLMC TBA
4.000%, 11/01/40	90,000	94,451

FHLMC Whole Loan Securities Trust, Ser 2017-SC02, Cl 2A
3.500%, 05/25/47	13,834	14,012

FHLMC, Ser 2003-2632, Cl AB
4.500%, 06/15/18	2,745	2,761

FHLMC, Ser 2010-3632, Cl PK
5.000%, 02/15/40	10,278	11,078

FHLMC, Ser 2012-271, Cl 30
3.000%, 08/15/42	43,393	42,921

FHLMC, Ser R006, Cl ZA
6.000%, 04/15/36	20,980	23,453

FNMA
6.000%, 09/01/39	2,124	2,403
5.500%, 04/01/36 to 07/01/40	53,724	60,027
5.000%, 02/01/31	59,518	64,761
4.500%, 04/01/35 to 03/01/46	72,647	78,969
4.000%, 06/01/42 to 08/01/47	243,357	256,523
3.500%, 12/31/20 to 08/01/47	513,979	529,944
3.000%, 12/01/46 to 04/01/47	319,277	319,638
2.550%, 07/01/26	24,466	23,869

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FNMA TBA
4.500%, 11/15/34	$90,000	$96,230
4.000%, 11/12/39	240,000	251,906
3.500%, 11/01/40	335,000	344,383
3.000%, 11/25/26 to 11/15/42	370,000	373,099

FNMA, Ser 2001-T4, Cl A1
7.500%, 07/25/41	2,974	3,483

FNMA, Ser 2004-54, Cl ES
6.363%, VAR LIBOR USD 1 Month+7.600%, 04/25/27	20,684	23,634

FNMA, Ser 2005-24, Cl ZE
5.000%, 04/25/35	11,364	12,467

FNMA, Ser 2012-121, Cl TB
7.000%, 11/25/42	54,015	62,288

GNMA
5.500%, 07/20/43 to 09/20/43	14,210	15,726
5.294%, 05/20/60 (C)	40,606	41,857
4.626%, 06/20/62 (C)	80,159	82,488
4.546%, 12/20/66 (C)	30,000	33,066
4.511%, 01/20/67 (C)	65,269	72,064

GNMA, Ser 2010-H14, Cl BI, IO
1.284%, 07/20/60 (C)	1,512,802	36,277

GNMA, Ser 2017-H16, Cl PT
4.701%, 05/20/66 (C)	27,378	27,916

		3,526,136

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.4%
Bayview Commercial Asset Trust, Ser 2004-3, Cl A1
1.608%, VAR LIBOR USD 1 Month+0.370%, 01/25/35 (A)	35,012	34,483

CG-CCRE Commercial Mortgage Trust, Ser 2014-FL2, Cl A
3.093%, VAR LIBOR USD 1 Month+1.854%, 11/15/31 (A)	44,234	44,252

Citigroup Commercial Mortgage Trust, Ser 2017-C4
3.471%, 10/12/50	45,000	46,390

Commercial Mortgage Trust, Ser 2006-C8, Cl AJ
5.377%, 12/10/46	14,951	15,045

Commercial Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/47	25,000	26,562

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Commercial Mortgage Trust, Ser 2015-CR25, Cl A4
3.759%, 08/10/48	$30,000	$31,734

Commercial Mortgage Trust, Ser CR12, Cl A2
2.904%, 10/10/46	20,000	20,165

Credit Suisse Commercial Mortgage Trust, Ser 2006-C1, Cl G
5.851%, 02/15/39 (A) (C)	5,399	5,344

Credit Suisse First Boston Mortgage Securities, Ser 2005-C3, Cl B
4.882%, 07/15/37	3,659	3,654

CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 03/15/25	20,000	20,658

CSMC Mortgage-Backed Trust, Ser 2007-5, Cl 8A2
6.000%, 10/25/24	23,446	23,653

DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/34 (A)	100,000	103,853

Deutsche Mortgage Securities Re-REMIC Trust Certificates, Ser 2007-WM1, Cl A1
4.078%, 06/27/37 (A) (C)	22,345	22,669

First Horizon Mortgage Pass-Through Trust, Ser 2005-AR1, Cl 2A1
2.573%, 04/25/35 (C)	10,936	11,073

FREMF Mortgage Trust, Ser 2013-K24, Cl B
3.501%, 11/25/45 (A) (C)	25,000	25,554

GSMPS Mortgage Loan Trust, Ser 1999-3, Cl A
8.000%, 08/19/29 (A) (C)	53,745	48,936

JPMBB Commercial Mortgage Securities Trust, Ser C25, Cl B
4.347%, 11/15/47 (C)	10,000	10,356

JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl A3
3.597%, 03/15/50	50,000	51,865

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB12, Cl AJ
4.987%, 09/12/37 (C)	1,965	1,963

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl AM
5.464%, 01/15/49 (C)	24,537	24,599

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
JPMorgan Mortgage Trust, Ser 2005-A4, Cl 1A1
3.462%, 07/25/35 (C)	$12,083	$12,090

LB-UBS Commercial Mortgage Trust, Ser 2001-C3, Cl X, IO
0.574%, 06/15/36 (A) (C)	447,708	1,236

LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl F
5.350%, 11/15/40 (C)	10,000	10,319

Merrill Lynch Mortgage Investors Trust, Ser 2005-2, Cl 2A
3.480%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.250%, 10/25/35	21,296	21,468

Merrill Lynch Mortgage Investors Trust, Ser 2005-A10, Cl A
1.447%, VAR ICE LIBOR USD 1 Month+0.210%, 02/25/36	11,961	11,446

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C14, Cl C
4.986%, 02/15/47 (C)	35,000	37,216

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl C
4.500%, 05/15/48 (C)	10,000	9,745

Morgan Stanley Capital I Trust, Ser C3, Cl A4
4.118%, 07/15/49	25,000	26,262

MortgageIT Trust, Ser 2005-1, Cl 1A1
1.878%, VAR ICE LIBOR USD 1 Month+0.640%, 02/25/35	9,538	9,495

MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/35 (A) (C)	50,000	49,570

Stonemont Portfolio Trust, Ser MONT, Cl B
2.335%, VAR LIBOR USD 1 Month+1.100%, 08/20/30 (A)	15,000	15,023

Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl AM
6.200%, 06/15/45 (C)	2,831	2,848

WFRBS Commercial Mortgage Trust, Ser 2013-UBSS1, Cl A2
2.927%, 03/15/46	25,000	25,215

WFRBS Commercial Mortgage Trust, Ser C22, Cl B
4.371%, 09/15/57 (C)	30,000	30,764

		835,505

TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,368,432)		4,361,641

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

ASSET-BACKED SECURITIES — 7.1%

	Face Amount	Value
1345 Avenue of the Americas & Park Avenue Plaza Trust, Ser 2005-1, Cl A3
5.278%, 08/10/35 (A)	$25,000	$28,176
Access Group, Ser 2003-A, Cl A3
2.240%, 07/01/38	23,007	21,571
Access Group, Ser 2003-A, Cl A2
2.240%, 07/01/38 (C)	35,949	35,825
Access Group, Ser 2006-1, Cl B
1.767%, VAR ICE LIBOR USD 3 Month+0.450%, 08/25/37	33,774	31,809
ARI Fleet Lease Trust, Ser 2017-A, Cl A2
1.910%, 04/15/26 (A)	100,000	99,971
California Republic Auto Receivables Trust, Ser 2015-1, Cl A4
1.820%, 09/15/20	46,063	46,070
California Republic Auto Receivables Trust, Ser 2017-1, Cl A3
1.900%, 03/15/21	20,000	19,965
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A2A
1.360%, 04/22/19	25,054	25,046
Commonbond Student Loan Trust, Ser 2017-BGS, Cl A1
2.680%, 09/25/42 (A)	100,000	100,015
Drive Auto Receivables Trust, Ser 2017-AA, Cl B
2.510%, 01/15/21 (A)	25,000	25,105
John Deere Owner Trust, Ser 2015-B, Cl A3
1.440%, 10/15/19	41,933	41,909
Nationstar HECM Loan Trust, Ser 2017-2A, Cl A1
2.038%, 09/25/27 (A) (C)	95,035	95,028
NovaStar Mortgage Funding Trust, Ser 2003-3, Cl A1
1.947%, VAR LIBOR USD 1 Month+0.710%, 12/25/33	21,564	21,424
Purchasing Power Funding, Ser 2015-A, Cl A1
3.500%, 10/15/39 (A)	4,987	4,986
Renaissance Home Equity Loan Trust, Ser 2005-4, Cl A3
5.565%, 02/25/36 (B)	10,643	10,659
Santander Drive Auto Receivables Trust, Ser 2014-1, Cl C
2.360%, 04/15/20	97,827	97,930
Santander Drive Auto Receivables Trust, Ser 2016-2, Cl A3
1.560%, 05/15/20	17,934	17,933
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl A2A
1.340%, 11/15/19	13,824	13,819
SLM Private Credit Student Loan Trust, Ser 2004-B, Cl A3
1.650%, VAR ICE LIBOR USD 3 Month+0.330%, 03/15/24	30,661	30,560
SMART ABS Trust, Ser 2015-3US, Cl A3A
1.660%, 08/14/19	17,313	17,281

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
SoFi Professional Loan Program, Ser 2014-B, Cl A2
2.550%, 08/27/29 (A)	$26,007	$26,064
South Carolina Student Loan, Ser 2015-A, Cl A
2.738%, VAR ICE LIBOR USD 1 Month+1.500%, 01/25/36	77,020	77,403
United States Small Business Administration, Ser 2017-20I, Cl
1 2.590%, 09/01/37	30,000	28,961

TOTAL ASSET-BACKED SECURITIES (Cost $918,862)		917,510

MUNICIPAL BONDS — 0.8%

GEORGIA — 0.8%
Municipal Electric Authority of Georgia, Ser 2010-A, RB
7.055%, 04/01/57	40,000	48,518
6.637%, 04/01/57	45,000	56,974

TOTAL MUNICIPAL BONDS (Cost $106,300)		105,492

LOAN PARTICIPATIONS — 0.4%

MacDermid, Term Loan
5.000%, VAR LIBOR+3.000%, 06/07/23	21,967	22,091
Sungard Availability Services Capital, Term Loan
8.242%, VAR LIBOR+7.000%, 09/29/21	27,615	25,768

TOTAL LOAN PARTICIPATIONS (Cost $47,951)		47,859

U. S. TREASURY OBLIGATIONS — 27.3%

U. S. Treasury Bill
0.930%, 11/16/17 (D)	920,000	919,632
U.S. Treasury Bond
3.000%, 05/15/47	535,000	548,427
2.750%, 08/15/47	60,000	58,495
U.S. Treasury Note
2.250%, 08/15/27	535,000	529,107
2.125%, 09/30/24	220,000	218,608
2.000%, 10/31/22	135,000	134,921
1.875%, 09/30/22	465,000	461,967
1.625%, 10/15/20	95,000	94,740
1.375%, 09/30/19	385,000	383,466

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
1.250%, 08/31/19	$200,000	$198,812

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,565,572)		3,548,175

TOTAL INVESTMENTS — 104.1% (Cost $13,463,226)		$13,536,469

Percentages are based on Net Assets of $13,000,135.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2017 was $1,729,611 and represents 13.3% of Net Assets.

(B)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on October 31, 2017. The coupon on a step bond changes on a specified date.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

ABS — Asset-Based Security

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Investment Conduit

Ser — Series

TBA — To Be Announced

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $13,463,226)	$13,536,469
Cash Equivalents.	631,531
Foreign Currency, at Value (Cost $242)	237
Receivable for Investment Securities Sold	193,768
Dividends and Interest Receivable	76,777
Receivable from Investment Adviser	17,985
Reclaims Receivable	210
Prepaid Expenses	21,503

Total Assets	14,478,480

Liabilities:
Payable for Investment Securities Purchased	1,398,478
Payable due to Administrator	9,342
Payable due to Trustees	4,604
Chief Compliance Officer Fees Payable	1,975
Other Accrued Expenses	63,946

Total Liabilities	1,478,345

Net Assets	$13,000,135

NET ASSETS CONSIST OF:
Paid-in Capital	$12,998,893
Undistributed Net Investment Income	27,880
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(99,875)
Net Unrealized Appreciation on Investments	73,243
Net Unrealized Depreciation on Foreign Currency Translations	(6)

Net Assets	$13,000,135

I Class Shares
Net Assets	$12,999,984
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,299,382

Net Asset Value, Offering and Redemption Price Per Share	$10.00

R Class Shares
Net Assets	$151
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15

Net Asset Value, Offering and Redemption Price Per Share	$9.98 *

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets and Outstanding Shares of Beneficial Interest are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND FOR THE YEAR ENDED OCTOBER 31, 2017

STATEMENT OF OPERATIONS

Investment Income
Interest	$307,414
Dividends	1,170

Total Investment Income	308,584

Expenses
Administration Fees - Note 4	109,949
Investment Advisory Fees - Note 5	43,149
Trustees’ Fees	17,484
Chief Compliance Officer Fees	5,598
Transfer Agent Fees	62,554
Pricing Fees	35,514
Legal Fees	34,669
Registration Fees	32,250
Audit Fees	29,418
Custodian Fees	10,543
Printing Fees	9,816
Insurance and Other Expenses	7,510

Total Expenses	398,454

Less:
Investment Advisory Fees Waived	(43,149)
Reimbursement of Expense from Investment Adviser	(306,762)

Net Expenses	48,543

Net Investment Income	260,041

Net Realized Gain (Loss) on:
Investments	(54,365)
Foreign Currency Transactions	1,919

Net Realized Loss	(52,446)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	50,419
Foreign Currency Translation	(6)

Net Change in Unrealized Appreciation	50,413

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(2,033)

Net Increase in Net Assets Resulting from Operations	$258,008

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016

Operations:
Net Investment Income	$260,041	$249,234
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(52,446)	131,947
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	50,413	153,415

Net Increase in Net Assets Resulting from Operations	258,008	534,596

Dividends and Distributions from:

Net Investment Income:
I Class	(292,098)	(263,381)
R Class	(4)	(4)

Net Realized Gains:
I Class	(84,869)	—
R Class	(1)	—

Total Dividends and Distributions	(376,972)	(263,385)

Capital Share Transactions:

I Class:
Issued	13,000,044	1
Reinvestment of Dividends	376,966	263,381
Redeemed	(10,776,077)	—

Increase from I Class Shares Capital Share Transactions	2,600,933	263,382

R Class:
Issued	44	2
Reinvestment of Dividends	4	4
Redeemed	(43)	(1)

Increase from R Class Shares Capital Share Transactions	5	5

Net Increase in Net Assets from Capital Share Transactions	2,600,938	263,387

Total Increase in Net Assets	2,481,974	534,598

Net Assets:
Beginning of Year	10,518,161	9,983,563

End of Year	$13,000,135	$10,518,161

Undistributed Net Investment Income	$27,880	$23,101

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Shares Issued and Redeemed:

I Class:
Issued	1,292,110	—
Reinvestment of Dividends	38,276	26,436
Redeemed	(1,071,064)	—

Increase in Shares Outstanding from I Class Share Transactions	259,322	26,436

R Class:
Issued	4	—
Reinvestment of Dividends	—	1
Redeemed	(4)	—

Increase in Shares Outstanding from R Class Share Transactions	—	1

Net Increase in Shares Outstanding from Share Transactions	259,322	26,437

Amounts designated as “—” are $0 have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data & ratios

For a share outstanding throughout the period

	I Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
Net Asset Value, Beginning of Period	$10.11	$9.85	$10.00

Income from Operations:
Net Investment Income(2)	0.24	0.24	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.28	(0.17)

Total from Operations	0.23	0.52	(0.02)

Dividends and Distributions from:
Net Investment Income	(0.26)	(0.26)	(0.13)
Net Realized Gains	(0.08)	—	—

Total Dividends and Distributions	(0.34)	(0.26)	(0.13)

Net Asset Value, End of Period	$10.00	$10.11	$9.85

Total Return †	2.43%	5.32%	(0.16)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$13,000	$10,518	$9,983
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%	0.45%	0.45%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.69%	3.97%	4.72%*
Ratio of Net Investment Income to Average Net Assets	2.41%	2.43%	1.85%*
Portfolio Turnover Rate	391%	508%	798%^

Amounts designated as “—” are $0 or round to $0.
(1)	The Fund’s I Class Shares commenced operations on December 31, 2014.
(2)	Per share calculations were performed using average shares method.
*	Annualized.
^	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data & ratios

For a share outstanding throughout the period

	R Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
Net Asset Value, Beginning of Period	$10.12	$9.86	$10.00

Income from Operations:
Net Investment Income(2)	0.24	0.24	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	0.28	(0.15)

Total from Operations	0.20	0.52	—

Dividends and Distributions from:
Net Investment Income	(0.26)	(0.26)	(0.14)
Net Realized Gains	(0.08)	—	—

Total Dividends and Distributions	(0.34)	(0.26)	(0.14)

Net Asset Value, End of Period	$9.98	$10.12	$9.86

Total Return †	2.13%	5.31%	0.05%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$—	$—	$—
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%‡	0.45%‡	0.45	%*‡
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	2.49%	3.97%	4.72	%*
Ratio of Net Investment Income to Average Net Assets	2.43%	2.44%	1.85	%*
Portfolio Turnover Rate	391%	508%	798%^

Amounts designated as “—” are $0 or round to $0.
(1)	The Fund’s R Class Shares commenced operations on December 31, 2014.
(2)	Per share calculations were performed using average shares method.
*	Annualized.
^	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	The share class is expected to run at the expense limit of 0.70% when assets are contributed. Amounts have been revised to reflect estimation of expenses based on I Class Shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the Logan Circle Partners Core Plus Fund (the “Fund”). The Fund is diversified and its investment objective is to seek to maximize capital appreciation and income. The Fund invests in a portfolio of investment grade, U.S. fixed income securities of any maturity or duration. The Fund also may invest up to 20% of its net assets in any combination of high yield bonds (also known as “junk bonds”) and non-U.S. fixed income securities, including emerging market bonds. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2017, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2017, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP. For details of the investment classifications, refer to the Schedule of Investments.

For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2017, there were no Level 3 securities.

For the year ended October 31, 2017, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund will distribute its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by, and are reviewed by, the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund paid $109,949 for these services.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund’s R Class Shares’ average net assets. For the year ended October 31, 2017, the R Class Shares incurred no shareholder servicing fees.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Logan Circle Partners, L.P., (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and/ or reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.45% of the Fund’s I Class Shares’ average daily net assets and 0.70% of the Fund’s R Class Shares’ average daily net assets until February 28, 2018. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2018. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual operating expenses and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of October 31, 2017, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $348,148, expiring in 2018, $360,239, expiring in 2019, and $349,911, expiring in 2020.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2017, were as follows:

	U.S. Government	Other	Total
Purchases	$32,607,510	$7,515,974	$40,123,484
Sales	31,583,879	6,373,680	37,957,559

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to paydown gains and losses on investments and foreign currency investments have been reclassified to/from the following accounts during the year ended October 31, 2017:

Undistributed Net Investment Income	Accumulated Realized Loss
$36,840	$(36,840)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended October 31, 2017 and 2016 were as follows:

	Ordinary Income	Total
2017	$376,972	$376,972
2016	263,385	263,385

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$27,880
Capital Loss Carryforwards Short-Term	(91,901)
Unrealized Appreciation	65,263

Total Distributable Earnings	$1,242

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Such capital losses retain their character as either short-term or long-term capital losses. Capital loss carryforwards for the Fund were short-term losses of $91,901 at October 31, 2017. Capital loss carry forwards are subject to IRC Section 382 limitation.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$13,471,200	$133,488	$(68,225)	$65,263

8. Other:

At October 31, 2017, 100% of I Class Shares total shares outstanding were held by one record related party shareholder and 100% of R Class Shares total shares outstanding were held by three record shareholders, owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

9. Concentration/Risks:

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall.

The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Fund. A more complete description of risks associated with the Fund is included in the prospectus.

10. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

11. Change of Independent Registered Public Accounting Firm:

The Fund has selected Deloitte & Touche LLP (“Deloitte”) to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended October 31, 2017. The decision to select Deloitte was recommended by the Fund’s Audit Committee on September 14, 2017 and was approved by the Fund’s Board of Trustees on September 14, 2017. The selection of Deloitte does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for fiscal years

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

ended October 31, 2016 and October 31, 2015. The decision not to renew the engagement of PwC, effective upon its completion of its audit for the fiscal year ended October 31, 2016, and to select Deloitte was recommended by the Fund’s Audit Committee and approved by the Fund’s Board of Trustees. PwC’s report on the Fund’s financial statements for the fiscal years ended October 31, 2016 and October 31, 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended October 31, 2016 and October 31, 2015 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Logan Circle Partners Core Plus Fund:

We have audited the accompanying statement of assets and liabilities of Logan Circle Partners Core Plus Fund (the “Fund”), a portfolio of The Advisors’ Inner Circle Fund III, including the schedule of investments, as of October 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the year and period ended October 31, 2016 and 2015, respectively, were audited by other auditors whose report, dated December 22, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Logan Circle Partners Core Plus Fund, as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

December 22, 2017

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Logan Circle Partners Core Plus Fund
Actual Fund Return
I Class Shares	$1,000.00	$1,022.40	0.45%	$2.29
R Class Shares	1,000.00	1,021.40	0.45%	2.29
Hypothetical 5% Return
I Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
R Class Shares	1,000.00	1,021.68	0.70%(1)	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1)	The share class is expected to run at the expense limit of 0.70% when assets are contributed.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

On September 15, 2017, MetLife, Inc. acquired 100% of the ownership interests in the Adviser from Fortress Investment Group LLC (the “Transaction”), which resulted in the assignment, and automatic termination, pursuant to Section 15(a) (4) of the 1940 Act, of the advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Prior Agreement”). In anticipation of the Transaction, a Board meeting was held on September 14, 2017 (the “September 2017 Meeting”) to decide whether to approve a new advisory agreement for an initial term of two years (the “New Agreement”) for the Fund.

At the September 2017 Meeting, in connection with its approval of the New Agreement, the Board considered materials provided by the Adviser and reviewed by the Board in advance of the September 2017 Meeting that detailed, among other things, the terms, conditions and expected timing of the Transaction, the reasons that the Adviser was undergoing the Transaction, the implications of the Transaction on the Adviser’s business and compliance program, and the pre- and post-Transaction structure of the Adviser. In recognition of the fact that the Transaction had not been consummated at the time of the September 2017 Meeting and that the Board was being asked to approve the Adviser as it was expected to exist after the consummation of the Transaction as the investment adviser to the Fund, the materials provided by the Adviser addressed both the Adviser as it existed at the time of the September 2017 Meeting and the Adviser as it was expected to exist after the consummation of the Transaction. The Board, in considering the New Agreement in the context of the Transaction, relied upon representations from the Adviser that the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by the Adviser that are discussed below.

At the September 2017 Meeting, the Board also considered the terms of the New Agreement and noted that the terms of the New Agreement were identical to those of the Prior Agreement, except for the date. The Board also determined that it was reasonable to take into account the conclusions the Board made when

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

considering and evaluating the renewal of the Prior Agreement, which occurred at a Board meeting held on December 8, 2016 (the “December 2016 Meeting”), as part of its considerations to approve the New Agreement and recommend the approval of the New Agreement to the Fund’s shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Prior Agreement at the December 2016 Meeting, and the conclusions made by the Board when determining to renew the Prior Agreement for an additional one-year term.

In preparation for the December 2016 Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Prior Agreement. Prior to the December 2016 Meeting, the Independent Trustees met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the December 2016 Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December 2016 Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Prior Agreement. The Independent Trustees

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the December 2016 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Prior Agreement. In considering the renewal of the Prior Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Prior Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Prior Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Prior Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Approval of the New Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the New Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Agreement for an initial term of two years and recommend the approval of the New Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES[3] [4]
WILLIAM M. DORAN (Born: 1940)	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.
3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

Doran is a Trustee who may be deemed to be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-252-4993. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships
Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of City National Rochdale Funds, Winton Diversified Opportunities Trust (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.
ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)

Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

Other Directorships
Held in the Past Five Years[2]

Current Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017

DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Compliance Officer (Since 2015)

Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)

100.00%	0.00%	100.00%	0.00%	0.00%	9.78%	89.75%	100.00%

1.	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

2.	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.	The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2017. Complete information will be computed and reported with your 2017 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS OCTOBER 31, 2017

SHAREHOLDER VOTING RESULTS (Unaudited)

On September 15, 2017, shareholders of the Logan Circle Partners Core Plus Fund unanimously voted, by written consent in lieu of a special shareholder meeting, to approve an investment advisory agreement under which Logan Circle Partners L.P. would continue to serve as investment adviser to the Logan Circle Partners Core Plus Fund after its existing advisory agreement was automatically terminated due to an acquisition of Logan Circle Partners L.P. by MetLife, Inc.

Logan Circle Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-252-4993

Adviser:

Logan Circle Partners L.P.

1717 Arch Street, Suite 1500

Philadelphia, PA 19103

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

LCP-AR-001-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$335,100	$0	$0	$238,400	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$270,028	$0	$0	$225,000
(d)	All Other Fees	$0	$0	$14,003	$0	$0	$77,970

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$56,000	$0	$0	$36,050	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,300	$0	$0	$5,150	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $284,031 and $302,970 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,300 and $5,150 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and N/A for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.